Exhibit 32.2

CERTIFICATION
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report on Form 10-K of Sooner Holdings, Inc. (the "Company") for the year ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), R.C. Cunningham III, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 11, 2011	By:/s/ R.C. Cunningham III
R.C. Cunningham III,
Chief Financial Officer